UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 2, 2004


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware                     1-2691               13-1502798
 (State of Incorporation)   (Commission File Number)     (IRS Employer
                                                       Identification No.)


4333 Amon Carter Blvd. Fort Worth, Texas              76155
 (Address of principal executive offices)          (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on November 2, 2004 as Exhibit 99.1, which is included herein.
This press release was issued to report October traffic for American Airlines, Inc.





                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 3, 2004













                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release






















                         CONTACT:     Tim Wagner
                                      Corporate Communications
                                      Fort Worth, Texas
                                      817-967-1577
                                      corp.comm@aa.com



FOR RELEASE: Tuesday, Nov. 2, 2004



            AMERICAN AIRLINES REPORTS OCTOBER TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported an October load factor of 74.9 percent, the company's highest October load factor on record. The prior record of 70.2 percent was set in October of last year. October traffic grew by 9.1 percent, while capacity increased only 2.3 percent year over year.
     International traffic increased 20.1 percent relative to last year on 13.9 percent more capacity. Domestic traffic grew by 4.6 percent compared to last year on a 2.6 percent reduction in capacity.
     American boarded 7.5 million passengers in October.

     Detailed traffic and capacity data are on the following pages:













                           -- more --


            AMERICAN AIRLINES PASSENGER DIVISION
          COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                 EXCLUDES CHARTER SERVICES
                          October
                             2004        2003     CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                 10,716,859   9,818,770      9.1 %
          D.O.T. DOMESTIC  7,275,273   6,952,864      4.6
          INTERNATIONAL    3,441,586   2,865,906     20.1
          ATLANTIC         1,629,836   1,378,190     18.3
          LATIN AMERICA    1,414,027   1,187,637     19.1
          PACIFIC            397,723     300,078     32.5
AVAILABLE SEAT MILES (000)
   SYSTEM                 14,305,235  13,984,916      2.3 %
          D.O.T. DOMESTIC  9,569,212   9,825,122     (2.6)
          INTERNATIONAL    4,736,023   4,159,794     13.9
          ATLANTIC         2,031,134   1,851,669      9.7
          LATIN AMERICA    2,231,515   1,927,024     15.8
          PACIFIC            473,374     381,101     24.2
LOAD FACTOR
   SYSTEM                       74.9 %      70.2 %    4.7 Pts
          D.O.T. DOMESTIC       76.0        70.7      5.3
          INTERNATIONAL         72.6        68.8      3.8
          ATLANTIC              80.2        74.4      5.8
          LATIN AMERICA         63.3        61.6      1.7
          PACIFIC               84.0        78.7      5.3

PASSENGERS BOARDED         7,499,862   7,279,879      3.0 %

SYSTEM CARGO TON MILES (000) 201,543     182,019     10.7 %




                           -- more --

            AMERICAN AIRLINES PASSENGER DIVISION
          COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                 EXCLUDES CHARTER SERVICES
                        YEAR-TO-DATE
                          October
                                2004         2003      CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                   108,888,854   100,275,737      8.6 %
          D.O.T. DOMESTIC    74,128,617    71,187,565      4.1
          INTERNATIONAL      34,760,237    29,088,172     19.5
          ATLANTIC           15,438,569    13,198,167     17.0
          LATIN AMERICA      15,741,216    13,350,348     17.9
          PACIFIC             3,580,453     2,539,658     41.0
AVAILABLE SEAT MILES (000)
   SYSTEM                   145,283,996   137,475,607      5.7 %
          D.O.T. DOMESTIC    98,527,585    97,489,513      1.1
          INTERNATIONAL      46,756,411    39,986,094     16.9
          ATLANTIC           18,971,131    17,049,052     11.3
          LATIN AMERICA      23,348,524    19,504,999     19.7
          PACIFIC             4,436,755     3,432,044     29.3
LOAD FACTOR
   SYSTEM                          74.9 %        72.9 %    2.0 Pts
          D.O.T. DOMESTIC          75.2          73.0      2.2
          INTERNATIONAL            74.3          72.7      1.6
          ATLANTIC                 81.3          77.4      3.9
          LATIN AMERICA            67.4          68.4     (1.0)
          PACIFIC                  80.6          73.9      6.7

PASSENGERS BOARDED           76,502,930    74,575,132      2.6 %

SYSTEM CARGO TON MILES (000)  1,818,728     1,650,084     10.2 %

             AMERICAN AIRLINES  We know why you fly

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